INCOME TAXES - Components of deferred taxes (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Deferred tax assets:
Net loss carryforward	$ 5,275	¥ 34,417	¥ 23,148
Accrued expenses	208	1,359	1,479
Provision for doubtful accounts	131	857	70
Others			69
Valuation allowance	(5,614)	(36,633)	(24,766)
Deferred tax liabilities:
Long-lived assets arising from acquisition	(160)	(1,045)	(1,134)
Total deferred tax liabilities	$ (160)	¥ (1,045)	¥ (1,134)